STERLING CAPITAL VARIABLE INSURANCE FUNDS

SUPPLEMENT DATED FEBRUARY 26, 2013

TO THE STERLING CAPITAL SELECT EQUITY

VARIABLE INSURANCE FUND PROSPECTUS

DATED MAY 1, 2012, AS AMENDED

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Prospectus of the Sterling Capital Select Equity Variable Insurance Fund (the “Select Equity VIF” or the “Fund”) dated May 1, 2012, as amended.

Change in Fund Name

Effective May 1, 2013, the Sterling Capital Select Equity Variable Insurance Fund will be renamed the Sterling Capital Equity Income Variable Insurance Fund (the “Equity Income VIF”). All references in the Prospectus to the Select Equity VIF should be construed to refer to the Equity Income VIF.

Change in Investment Objective

Effective May 1, 2013, the investment objective of the Fund, on page 3 of the Prospectus, will be amended to read as follows:

The Fund seeks capital growth and current income.

As noted in the Prospectus, the Fund’s investment objective is not fundamental and may be changed without shareholder approval.

Change in 80% Policy

Effective May 1, 2013, the Fund’s policy of investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the equity securities of large companies under Rule 35d-1 of the Investment Company Act of 1940, as amended, on page 3 of the Prospectus, will be amended to read as follows:

To pursue its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities.

The Fund’s 80% policy may be changed by approval of the Fund’s Board of Trustees without shareholder approval. However, the Fund must provide shareholders at least 60 days’ prior notice to a change in such a policy.

Change in Investment Strategies

Effective May 1, 2013, the “Principal Strategy” section of the Fund, on page 3 of the Prospectus, and the second, third and fourth paragraphs under the “Additional Investment Strategies and Risks” section on page 4 of the Prospectus will be amended to read as follows:

Principal Strategy

To pursue its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities. The Fund invests, under normal market conditions, primarily in dividend-paying equity securities, in particular common stocks of companies with a history of increasing dividend rates. The Fund may also invest in U.S. traded common stocks of foreign companies, including American Depositary Receipts. As part of its investment strategy, the Fund may invest in convertible securities that offer above average current yield with participation in underlying equity performance. Because yield is a primary consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and therefore, are selling below what the portfolio manager believes to be their long-term investment value.

The portfolio manager may consider selling a stock owned by the Fund when the factors that induced the portfolio manager to buy the stock have changed, the portfolio manager anticipates a negative change in the company’s dividend policy, or to reduce the Fund’s position in a particular stock if the stock represents a disproportionately large position within the Fund’s portfolio.

In addition, the Fund may engage in writing covered call options on securities to generate income from premiums received in connection with the option. A call option gives the buyer the right to buy, and obligates the option seller to sell a security at a specified price. Generally, a written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration. When the Fund writes a covered call option on a security, the Fund limits its opportunity to profit from an increase in the market price of the security above the exercise price of the option. The Fund will not write a covered call option if, as a result, the aggregate fair value of all portfolio securities covering call options exceeds 50% of the fair value of its net assets.

Effective May 1, 2013, the following sentences will be added to the first paragraph under the “Additional Investment Strategies and Risks” section on page 4 of the Prospectus:

The Fund will not change its 80% policy without providing its shareholders at least 60 days’ prior written notice. For purposes of the Fund’s 80% policy set forth below, the Fund will “look-through” investments in investment companies, such as iShares®, and will include such investments in its respective percentage totals.

Effective May 1, 2013, the “Principal Risks” section of the Fund, on page 4 of the Prospectus, will be amended to read as follows:

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are the principal risks of investing in the Fund.

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund focuses — large cap stocks — will underperform other kinds of investments or market averages.

Company-Specific Risk: The possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Foreign Investment Risk: Investing in foreign securities, whether directly or indirectly in the form of ADRs or similar instruments, involves risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability.

Counterparty Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Options Risk: There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing an options transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract even if the contract is traded on an exchange.

Dividend Risk: Companies that issue dividend-yielding securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security’s rating, the greater its credit risk.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Change in Portfolio Manager

Effective May 1, 2013, Stephen L. Morgan will no longer serve as the portfolio manager of the Fund. Accordingly, the following replaces the description of the Portfolio Manager for the Fund on page 8 of the Prospectus.

Portfolio Manager

George F. Shipp, CFA has been primarily responsible for the management of the Fund since May 2013. Mr. Shipp is a Managing Director of Sterling Capital since January 2013. He was previously a Senior Managing Director of CHOICE Asset Management, a department of Scott & Stringfellow, LLC (“Scott & Stringfellow”) (a wholly owned subsidiary of BB&T Corporation) and Chief Investment Officer of the CHOICE portfolios, separate accounts sponsored by Scott & Stringfellow. Prior to joining Sterling Capital, Mr. Shipp was with Scott & Stringfellow since 1982.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.

SELECQVIF-SUP-02/13

STERLING CAPITAL VARIABLE INSURANCE FUNDS

SUPPLEMENT DATED FEBRUARY 26, 2013 TO THE

STERLING CAPITAL SELECT EQUITY VARIABLE INSURANCE FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2012, AS AMENDED

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Statement of Additional Information (the “SAI”) of the Sterling Capital Select Equity Variable Insurance Fund (the “Select Equity VIF” or the “Fund”) dated May 1, 2012, as amended.

Change in Fund Name

Effective May 1, 2013, the Sterling Capital Select Equity Variable Insurance Fund will be renamed the Sterling Capital Equity Income Variable Insurance Fund (the “Equity Income VIF”). All references in the SAI to the Select Equity VIF should be construed to refer to the Equity Income VIF.

Change in Non-Fundamental Investment Restrictions

Effective May 1, 2013, the following non-fundamental investment restrictions in the SAI will be amended to read as follows:

The following additional investment restrictions are not fundamental policies and therefore may be changed by the Board of Trustees, without the vote of a majority of the outstanding Shares of a Fund. The Special Opportunities VIF and the Total Return Bond Fund VIF may not:

1.	Engage in any short sales (except for short sales “against the box”);

2.	Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization and (b) to the extent permitted by the 1940 Act or pursuant to any exemptions there from;

3.	Mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets; and

4.	Purchase or otherwise acquire any securities if, as a result, more than 15% of the Fund’s net assets would be invested in securities that are illiquid.

The Equity Income VIF may not:

1.	Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however that policy does not prevent the Equity Income VIF from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, and the Equity Income VIF may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

2.	Invest more than 15% of its net assets in “illiquid” securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act.

3.	Purchase securities on margin, except that the Equity Income VIF may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Equity Income VIF may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

4.	Purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Equity Income VIF may invest in futures contracts and options on futures contracts, as disclosed in the Prospectus). However, subject to its permitted investments, the Equity Income VIF may invest in companies which invest in real estate, securities or loans secured by interests in real estate, commodities or commodities contracts.

5.	Borrow money or issue senior securities, except that the Equity Income VIF may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Equity Income VIF may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SELECQVIF-SAISUP-02/13